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                                                                  EXHIBIT 10-f-2


Schedule identifying agreements, entered into between Conexant Systems, Inc. (the "Company") and each of the following persons, substantially identical to the Employment Agreement constituting Exhibit 10.5 to the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 1998

                                      Name
                       ----------------------------------
                                Moiz M. Beguwala
                                 J. Scott Blouin
                                Lewis C. Brewster
                                 Raouf Y. Halim
                                Daniel A. Marotta
                               Dennis E. O'Reilly
                                  Ashwin Rangan
                                F. Matthew Rhodes
                                Thomas A. Stites
                                 Kevin V. Strong